AEye Reports Second Quarter 2025 Results

Accelerating commercial traction:

Tripled new business wins within diverse, high-growth markets

PLEASANTON, Calif. – (BUSINESS WIRE) – July 31, 2025 – AEye, Inc. (Nasdaq: LIDR), a pioneer in high-performance lidar technology and creator of the Apollo lidar sensor, today announced its results for the second quarter ended June 30, 2025.

Recent Business Highlights

•	Fully integrated into NVIDIA DRIVE AGX Orin platform, driving expanded engagement opportunities with leading OEMs and paving way for Hyperion integration
•	Selected by leading transportation OEM for a potential $30 million revenue opportunity expected to begin generating revenue this year
•	Tripled new business wins from 2 to 6, with visibility to additional non-automotive orders potentially totaling thousands of units
•	Launched OPTIS™, powered by NVIDIA Jetson Orin, and secured multiple deployments in airport safety and security, perimeter monitoring, and transportation logistics
•	Chosen for GM-sponsored WinTOR initiative, creating the potential for a significant sourcing advantage for future OEM programs
•	Raised growth capital necessary to execute on strategic plan

Management Commentary

Matt Fisch, AEye Chief Executive Officer, said, “AEye reached a critical inflection point in the second quarter as we moved beyond the development phase to deliver sustained growth. Our sales funnel has grown exponentially – we’re actively engaged with more than 100 potential customers and have signed six new contracts across a range of market verticals in 2025. Our standout commercial achievement was Apollo’s selection by a leading global transportation OEM, a milestone win representing a potential $30 million opportunity which we expect to begin contributing to revenue this year.”

“Apollo is raising the bar for long-range, high-performance lidar. Its certification as part of NVIDIA’s DRIVE AGX Orin platform and selection for the GM-sponsored WinTOR program underscores our leading position in the automotive markets. Further, our launch of OPTIS™ unlocks the opportunity for expansion into high-value applications like intelligent transportation systems, airport safety and security, perimeter security, defense and transportation logistics, where we’ve already secured multiple deployments. As demand accelerates, we believe we’re primed to scale rapidly and deliver long-term value across a wide range of intelligent systems applications.”

Recent Financial Highlights

●	Cash burn excluding net financing proceeds in Q2 2025 was $7.1 million
●	GAAP net loss in Q2 2025 was $(9.3) million, or $(0.48) per share, based on 19.1 million weighted average common shares outstanding
●	Non-GAAP net loss in Q2 2025 was $(6.7) million, or $(0.35) per share, based on 19.1 million weighted average common shares outstanding
●	Cash, cash equivalents, and marketable securities were $19.2 million as of June 30, 2025

“We stepped up our progress in Q2, advancing our commercial strategy while maintaining strong financial discipline, laying the groundwork for expected long-term growth,” said Conor Tierney, CFO of AEye. “We ended the quarter with $19.2 million in cash, cash equivalents, and marketable securities, which we have more than tripled since then. With this momentum, we believe we’re well-positioned to capitalize on growing customer demand and deepen our foothold within our key markets,” said Conor Tierney, Chief Financial Officer.

2025 Financial Outlook

AEye expects cash burn for full year 2025 to be within the previously communicated range of $27 million to $29 million.

Conference Call and Webcast Details

AEye management will webcast its investor conference call today, July 31, 2025, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these results. AEye CEO Matt Fisch and CFO Conor Tierney will host the call, followed by a question-and-answer session.

The webcast and accompanying slides will be accessible via the company’s website at https://investors.aeye.ai/.

Access is also available via:

Webcast: https://aeye.pub/4nGHVGn

About AEye

AEye offers unique software-defined lidar solutions that enable advanced driver-assistance, vehicle autonomy, smart infrastructure, security, and logistics applications that save lives and propel the future of transportation and mobility. AEye’s flagship product, Apollo, has been widely recognized for its small form factor and its ability to detect objects at up to one kilometer. In addition to Apollo as a stand-alone sensor, AEye also offers a full-stack solution through its OPTIS™ platform. OPTIS™ provides a complete system that captures a high-resolution 3D image of the world, interprets it, and provides direction to act upon what it sees in real-time.

Non-GAAP Financial Measures

The non-GAAP measures provided in this press release should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (GAAP) in the United States. A reconciliation between GAAP and non-GAAP financial data is included in the supplemental financial data attached to this press release. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. AEye considers these non-GAAP financial measures to be important because they provide additional insight into the Company’s on-going performance. The Company provides this information to help investors evaluate the results of the Company’s on-going operations and to enable more meaningful and consistent period-to-period comparisons. Non-GAAP financial measures are presented only as supplemental information to understand the Company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP.

This press release includes the following non-GAAP financial measures:

●	Non-GAAP net loss which is defined as GAAP net loss plus stock-based compensation, plus stock issuance and debt issuance costs, plus change in fair value of convertible note and warrant liabilities, plus expenses related to contested proxy, plus loss (gain) on termination of operating lease, net; and

●	Adjusted EBITDA, defined as non-GAAP net loss plus depreciation and amortization expense, less interest income and other, plus interest expense and other, plus provision for income tax.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook,” and similar expressions that predict or indicate future events or trends, or that are not statements of historical matters. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements in this press release include, without limitation, statements about the potential benefits resulting from full integration into the NVIDIA DRIVE AGX Orin platform, the potential for revenue generation from various customers in different industries, the visibility to additional non-automotive orders potentially totaling thousands of units, the market opportunities and demand for AEye’s Apollo and OPTIS™ products, the Company’s expected cash burn for full year 2025, among others. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are very difficult or impossible to predict and will differ from the assumptions. Many actual events and circumstances are beyond the control of AEye. Many factors could cause actual future events to differ from the forward-looking statements in this press release, including but not limited to: (i) the risks that the full integration into the NVIDIA DRIVE AGX Orin platform may not drive expanded engagement opportunities with leading OEMs or pave the way for Hyperion integration to the extent or in the time frame anticipated, or at all; (ii) the risks that AEye may not realize some or all of the $30 million in revenue from the leading transportation OEM due to program delays, program cancellation, or otherwise; (iii) the risks that AEye may not receive revenue this year from the leading transportation OEM due to program delays, program cancellation, or otherwise; (iv) the risks that the additional non-automotive orders totaling thousands of units may not materialize to the extent or in the time frame anticipated, or at all; (v) the risks that the multiple deployments secured for OPTIS™ may not result in product sales to the extent anticipated, or at all; (vi) the risks that participation in the WinTOR initiative may not create significant sourcing advantage for future OEM programs to the extent anticipated, or at all; (vii) the risks that the growth capital raised may not be sufficient to execute on AEye’s strategic plan to the extent anticipated, or at all; (viii) the risks that AEye may not be able to deliver sustained growth to the extent or in the time frame anticipated, or at all; (ix) the risks that the active engagement with more than 100 potential customers may not result in revenue to the extent or in the time frame anticipated, or at all; (x) the risks that AEye may not have nor maintain its leading position in the automotive markets; (xi) the risk that OPTIS™ may not unlock opportunities into high-value applications, like intelligent transportation systems, airport safety and security, perimeter security, defense and transportation logistics, to the extent or in the time frame anticipated, or at all; (xii) the risks that AEye may not be primed to scale rapidly or deliver long-term value to the extent or in the time frame anticipated, or at all; (xiii) the risks that AEye may not be well-positioned to capitalize on growing customer demand nor able to deepen its foothold within its key markets to the extent or in the time frame anticipated, or at all; (xiv) the risks that the cash burn for the full year 2025 may exceed the previously communicated range of range of $27 million to $29 million due to unanticipated expenses or otherwise; (xv) the risks that market conditions may create delays in the demand for commercial lidar products beyond AEye’s expectations, if at all; (xvi) the risks that lidar adoption occurs slower than anticipated or fails to occur at all; (xvii) the risks that AEye’s products may not meet the diverse range of performance and functional requirements of target markets and customers; (xviii) the risks that AEye’s products may not function as anticipated by AEye, or by target markets and customers; (xix) the risks that AEye may not be in a position to adequately or timely address either the near or long-term opportunities that may or may not exist in the evolving autonomous transportation industry; (xx) the risks that laws and regulations are adopted impacting the use of lidar that AEye is unable to comply with, in whole or in part;

(xxi) the risks associated with changes in competitive and regulated industries in which AEye operates, variations in operating performance across competitors, and changes in laws and regulations affecting AEye’s business; (xxii) the risks that AEye is unable to adequately implement its business plans, forecasts, and other expectations, and identify and realize additional opportunities; (xxiii) the risk that business wins many not result in the visibility to additional non-automotive orders potentially totaling thousands of units, or if at all; and (xxiv) the risks of economic downturns and a changing regulatory landscape in the highly competitive and evolving industry in which AEye operates. These risks and uncertainties may be amplified by current or future global conflicts and current and potential trade restrictions, trade tensions, and tariffs, all of which continue to cause economic uncertainty. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the periodic report that AEye has most recently filed with the U.S. Securities and Exchange Commission, or the SEC, and other documents filed by us or that will be filed by us from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements; AEye assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. AEye gives no assurance that AEye will achieve any of its expectations.

AEYE, INC. Consolidated Balance Sheets (In thousands) (Unaudited)

	As of June 30, 2025	As of December 31, 2024
ASSETS
Current Assets:
Cash and cash equivalents	$2,374	$10,266
Marketable securities	16,836	12,012
Accounts receivable, net	27	11
Inventories, net	232	176
Prepaid and other current assets	943	2,706
Total current assets	20,412	25,171
Right-of-use assets	549	652
Property and equipment, net	549	605
Other noncurrent assets	592	692
Total assets	$22,102	$27,120

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$5,473	$3,598
Accrued expenses and other current liabilities	3,117	7,709
Convertible note, current	1,997	—
Total current liabilities	10,587	11,307
Operating lease liabilities, noncurrent	361	479
Convertible note, noncurrent	146	146
Other noncurrent liabilities	826	64
Total liabilities	11,920	11,996
Stockholders’ Equity:
Preferred stock	—	—
Common stock	2	1
Additional paid-in capital	400,561	388,213
Accumulated other comprehensive income	—	5
Accumulated deficit	(390,381)	(373,095)
Total stockholders’ equity	10,182	15,124
Total liabilities and stockholders’ equity	$22,102	$27,120

AEYE, INC. Consolidated Statements of Operations (In thousands, except share amounts and per share data) (Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Revenue	$22	$32	$86	$52
Cost of revenue	108	160	204	423
Gross loss	(86)	(128)	(118)	(371)
Operating expenses:
Research and development	3,670	3,838	7,160	8,370
Sales and marketing	601	67	984	408
General and administrative	4,348	4,223	7,243	9,838
Total operating expenses	8,619	8,128	15,387	18,616
Loss from operations	(8,705)	(8,256)	(15,505)	(18,987)
Other (expense) income:
Change in fair value of convertible note and warrant liabilities	(593)	(15)	87	(13)
Interest income and other	393	228	607	423
Interest expense and other	(365)	56	(2,473)	373
Total other (expense) income, net	(565)	269	(1,779)	783
Loss before income tax	(9,270)	(7,987)	(17,284)	(18,204)
Provision for income tax	—	—	2	2
Net loss	$(9,270)	$(7,987)	$(17,286)	$(18,206)

Per Share Data
Net loss per common share (basic and diluted)	$(0.48)	$(1.16)	$(0.95)	$(2.80)

Weighted average common shares outstanding (basic and diluted)	19,125,970	6,874,454	18,137,050	6,499,089

AEYE, INC. Consolidated Statements of Cash Flows (In thousands) (Unaudited)

	Six months ended June 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(17,286)	$(18,206)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	75	56
Noncash lease expense relating to operating lease right-of-use assets	103	727
Gain on termination of operating lease, net	(1,612)	—
Common stock purchase agreement costs	306	—
Debt issuance costs	2,020	—
Inventory write-downs, net of scrapped inventory	24	112
Change in fair value of convertible note and warrant liabilities	(87)	13
Stock-based compensation	3,661	4,754
Amortization of premiums and accretion of discounts on marketable securities, net of change in accrued interest	(157)	(428)
Expected credit losses, net of write-off	2	34
Changes in operating assets and liabilities:
Accounts receivable, net	(18)	90
Inventories, current and noncurrent, net	(114)	89
Prepaid and other current assets	84	724
Other noncurrent assets	134	171
Accounts payable	1,761	108
Accrued expenses and other current liabilities	(1,522)	(1,402)
Operating lease liabilities	(1,532)	(799)
Contract liabilities	—	74
Other noncurrent liabilities	—	(358)
Net cash used in operating activities	(14,158)	(14,241)
Cash flows from investing activities:
Purchases of property and equipment	(14)	(234)
Purchases of marketable securities	(14,303)	(15,173)
Proceeds from redemptions and maturities of marketable securities	9,631	18,400
Net cash (used in) provided by investing activities	(4,686)	2,993
Cash flows from financing activities:
Proceeds from exercise of stock options	—	134
Proceeds from the issuance of convertible note	2,950	146
Payments for convertible note redemptions	(750)	—
Transaction costs related to issuance of convertible note	(608)	—
Proceeds from issuance of common stock under the Common Stock Purchase Agreements	10,076	5,560
Stock issuance costs related to the Common Stock Purchase Agreements	(404)	(288)
Taxes paid related to the net share settlement of equity awards	(364)	(47)
Proceeds from issuance of common stock through the Employee Stock Purchase Plan	52	26
Net cash provided by financing activities	10,952	5,531
Net decrease in cash, cash equivalents and restricted cash	(7,892)	(5,717)
Cash, cash equivalents and restricted cash at beginning of period	10,266	19,082
Cash, cash equivalents and restricted cash at end of period	$2,374	$13,365

AEYE, INC. Reconciliation of GAAP to Non-GAAP Financial Measures (In thousands, except share amounts and per share data) (Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
GAAP net loss	$(9,270)	$(7,987)	$(17,286)	$(18,206)
Non-GAAP adjustments:
Stock-based compensation	1,160	1,740	3,661	4,754
Stock issuance and debt issuance costs	231	—	2,326	—
Change in fair value of convertible note and warrant liabilities	593	15	(87)	13
Expenses related to contested proxy	543	—	839	—
Loss (gain) on termination of operating lease, net	73	—	(1,612)	—
Non-GAAP net loss	(6,670)	(6,232)	(12,159)	(13,439)
Depreciation and amortization expense	38	27	75	56
Interest income and other	(393)	(228)	(607)	(423)
Interest expense and other	134	(56)	147	(373)
Provision for income tax	—	—	2	2
Adjusted EBITDA	$(6,891)	$(6,489)	$(12,542)	$(14,177)

GAAP net loss per share attributable to common stockholders:
Basic and diluted	$(0.48)	$(1.16)	$(0.95)	$(2.80)
Non-GAAP net loss per share attributable to common stockholders:
Basic and diluted	$(0.35)	$(0.91)	$(0.67)	$(2.07)
Shares used in computing GAAP net loss per share attributable to common stockholders:
Basic and diluted	19,125,970	6,874,454	18,137,050	6,499,089
Shares used in computing Non-GAAP net loss per share attributable to common stockholders:
Basic and diluted	19,125,970	6,874,454	18,137,050	6,499,089

Investor Relations Contacts:

Agency Contact

Evan Niu, CFA

Financial Profiles, Inc.

eniu@finprofiles.com

310-622-8243

Company Contact

AEye, Inc. Investor Relations

info@aeye.ai

925-400-4366